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             R.H. PHILLIPS, INC.

            1995 STOCK OPTION PLAN
                  AS AMENDED


1.  PURPOSE

     The purpose of this R.H. Phillips, Inc. 1995 Stock Option
Plan ("Plan") is to offer strong incentives to key employees, directors and consultants of R.H. Phillips, Inc. (the "Company") who are primarily responsible for the management and growth of the Company's business and to encourage those persons to continue in the Company's service, thereby advancing the interests of the Company and its shareholders.

     The word "affiliate" shall mean any corporation in an unbroken chain of corporations beginning or ending with the Company of which each corporation, other than the last in that chain, directly or indirectly beneficially owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

2.  OPTIONS

     Options granted under this Plan shall be either: (i) incentive stock options, as that term is defined in SECTION 422 of the Internal Revenue Code of 1986, as amended (the "Code"); or (ii) nonstatutory stock options, which consist of options which are not incentive stock options. To the extent that the aggregate fair market value of the shares exercisable for the first time during a calendar year under all incentive stock options held by an optionee exceeds $100,000, those options shall be treated as nonstatutory stock options to the extent of such excess.

3.  ADMINISTRATION

     This Plan shall be administered by the Board of Directors of the Company (the "Board"). The Board may designate a committee of for the purpose of administering the Plan, composed of not less than two (2) members of the Board (the "Committee"). If the Committee is appointed, the Committee will have all powers described in this Plan as belonging to the Board in administering the Plan and the Board shall not in any way administer the Plan. The foregoing sentence notwithstanding, if any options are proposed to be granted to members of the Committee, such a grant shall require the approval of the full Board without including the vote of the members of the Committee.

      Subject to the express terms and conditions of this Plan, the Board shall have full power to construe this Plan and the terms of any option granted under this Plan, to prescribe, amend and rescind rules and regulations relating to this Plan or such options and to make all other determinations necessary or advisable for this Plan's administration. All determinations by the Board with respect to these matters shall be final and binding upon any persons having an interest in this Plan or any options granted thereunder.

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4.  ELIGIBILITY

     The persons eligible to receive nonstatutory options under this Plan shall be the directors, employees and consultants of the Company or its affiliates. Only employees of the Company shall be eligible to receive incentive stock options.

5.  THE SHARES

     The Company may issue a maximum of 815,000 shares of its Common Stock upon the exercise of options under this Plan. The number and kind of shares of stock or other securities issuable upon the exercise of options shall be subject to adjustment as provided in
Section 7 of this Plan. If any outstanding option which has not been exercised in full terminates or expires, all unissued shares thereunder shall become available for the grant of further options under this Plan.

6.  GRANT, TERMS AND CONDITIONS OF OPTIONS

     Options granted pursuant to this Plan shall be subject to the following terms and conditions:

     a. Option Price. The exercise price under each option shall be determined by the Board, subject to the following limitations:

          i. The exercise price of a nonstatutory stock option shall not be less than eighty-five percent (85%) of the fair market value of the shares subject thereto on the date the option is granted (the "date of grant").

          ii. The exercise price of an incentive stock option shall not be less than one hundred percent (100%) of the fair market value of the shares subject thereto on the date of grant.

          iii. Any option granted to a person who beneficially owns securities with more than ten (10%) of the voting power of the Company or its affiliates shall have an exercise price equal to one hundred ten percent (110%) of the fair market value of the shares subject thereto on the date of grant.

     b. Determination of Fair Market Value. The fair market value of the shares shall be determined by the Board in accordance with the following procedures:

          i. If the Common Stock of the Company is listed on any national stock exchange, the Nasdaq National Market System or the Nasdaq SmallCap Market, the fair market value of the stock shall be the closing sales price for the stock (or the mean between the closing bid and ask prices if no sales were reported), as quoted on that system or exchange for the last trading day prior to the time of determination) as reported in the Wall Street Journal or such other source as the Board deems reliable.

          ii. If there is no established market for the Common Stock of the Company, the fair market value shall be determined by the Board in accordance with any reasonable valuation method selected by the Board, including those described in Treasury Regulation SECTION 20.2031-2.

     c. Duration and Vesting of Options. The duration of each option shall be determined by the Board; provided, however, that no option may be exercisable after one hundred twenty (120) months following its date of grant and provided that no incentive stock option granted to any person described in subsection 6.a.iii above

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may be exercisable after sixty (60) months after its date of grant.
Each option shall vest in a manner that the Board shall determine; provided, however, that if compliance with the terms of SEC Rule
16b-3, as promulgated under the Exchange Act, otherwise requires, no option may vest prior to six (6) months after the date of grant. In addition, in no event shall an option vest at a rate of less than twenty percent (20%) per year during the first five (5) years following the date of grant.

     d. Exercise of Options. Optionees may exercise their options by delivering payment in the form of cash, certified or cashier's check, personal bank check, or the equivalent thereof acceptable to the Board, together with written notice to the Secretary of the Company identifying the option being exercised and specifying the number of shares being purchased. In addition, the Board may allow the optionee to use the following forms of payment of the purchase price, under terms which the Board deems to be acceptable:

          i. The surrender of shares of the Company's stock owned by the optionee having a value, as determined by the Board, equal to the exercise price, provided that if the optionee is subject to short-swing profit liability under SECTION 16 of the Exchange Act, the timing of the exercise must satisfy the requirements of Rule 16b-3 of the SEC;

          ii. The optionee's recourse promissory note, provided that the promissory note shall be due and payable not more than four
(4) years after the option is exercised and that interest shall be payable at least annually at a rate not less than that necessary to avoid assessment of imputed interest under the Code; or

          iii. The assignment of the proceeds of the sale of some or all of the shares being acquired upon exercise of the option.

          iv. Any other method of payment to the extent permitted by applicable laws.

     No method of exercising an option shall be permitted if that method would result in the violation of any applicable law, the Company's articles of incorporation or bylaws or any agreement restricting the redemption or repurchase of the Company's stock.

     e. Termination of Status. Unless the Board allows the optionee (or the optionee's personal representative or estate, as the case may be) more time to exercise an option, an optionee's rights to exercise an option shall be limited as follows upon the termination of his status as an employee, director or consultant of the Company:

          i. Death or Disability. If an optionee's status is terminated by death or disability, the optionee, the optionee's qualified representative (in the event of the optionee's mental disability) or the optionee's estate (in the event of optionee's death) shall have the right for a period of six (6) months (or twelve (12) months in the case of an incentive stock option) following the date of such death or disability to exercise the option to the extent the optionee was entitled to do so on the date of the optionee died or became disabled; provided the date of exercise is in no event after the expiration of the term of the option. An optionee's "estate" shall mean the optionee's legal representative or any person who acquires the right to exercise an option by reason of the optionee's death.

          ii. Other Reasons. If an optionee's status is terminated for any reason other than those mentioned above under "Death or Disability", the optionee may within thirty (30) days (or three (3) months in the case of an incentive stock option) following the effective date of his termination exercise the option to

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the extent the option was exercisable by the optionee on the effective date of termination; provided the date of exercise is in no event after the expiration of the term of the option.

     f. Transferability of Option. Each option shall be transferrable only by will or the laws of descent and distribution. To the extent permitted by the rules of the California Commissioner of Corporations, options may be assigned pursuant to a qualified domestic relations order as defined in Title I of the Employee Retirement Income Security Act or the rules promulgated under that Act. All other transfers or purported transfers of an option or any interest therein shall be void. Only the optionee may exercise an option during the optionee's lifetime.

     g. Rights as a Shareholder. The optionee shall have no rights as a shareholder by virtue of possessing an option and no such rights with respect to any shares of stock issuable upon exercise of the option until the date the optionee is issued a stock certificate evidencing the optionee's ownership of the shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance, except as provided in Section 7 hereof.

     h. Written Agreement. The terms and conditions of each option granted under this Plan shall be contained in written agreements between the Company and the optionee. Except to the extent that the Board otherwise determines, incentive stock options granted under this Plan shall be subject to the terms and conditions of the standard form of Incentive Stock Option Agreement attached to this Plan as Exhibit A and nonstatutory stock options so granted shall be subject to the terms and conditions set forth in the standard form of agreement attached to this Plan as Exhibit B. The Board may vary or amend the terms of any individual option agreement or the standard form agreements, provided that all variations and amendments must be in accordance with this Plan. No option shall be deemed granted until the Board approves the grant and the Company and optionee execute a written agreement with respect to that option.

7.  ADJUSTMENT OF, AND CHANGES IN, THE SHARES

     a.   Adjustments.  If the shares of the Company's Common
Stock are changed into a different number of shares by reason of reorganization, recapitalization, combination of shares, stock split, reverse stock split or reclassification, or if the Company declares and pays a stock dividend on the Common Stock, the Board shall add to the shares issuable under this Plan the appropriate number of shares to which each share of Common Stock is entitled. If the Company's Common Stock is changed into or exchanged for a different type of security due to any reorganization, recapitalization, reclassification or similar event, the Board shall substitute an appropriate number of those securities for issuance under this Plan into which or for which the Common Stock has been changed or exchanged. The Board shall make appropriate adjustments in the number of shares or kind of securities which may be purchased upon exercise of any outstanding option so that the optionee's proportionate shareholding interest in the Company represented by the unexercised portion shall be maintained as before the event. Adjustments in outstanding options shall be made without change to the total price of the unexercised portion of the option and with a corresponding adjustment in the option price per share.

     b. Termination. Except as provided in this subsection 7.b, all options shall terminate immediately, notwithstanding the fact that the options could otherwise be exercised, no later than two business days prior to the occurrence of any of the following events:

          i. The merger or consolidation of the Company, whether or not the Company is the surviving corporation, if the beneficial owners of the Company's securities immediately prior to the merger or

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consolidation as a group are the beneficial owners of less than 50%
of the surviving entity's outstanding voting securities immediately after the merger or consolidation;

          ii. The sale or exchange of all or substantially all of the outstanding voting securities of the Company;

          iii. The sale, exchange or transfer of all or substantially all of the assets of the Company other than in the ordinary course of business; or

          iv.  The dissolution or liquidation of the Company.

The Board may attempt to arrange with the surviving, continuing, successor or acquiring corporation or entity, as the case may be, (the "Acquiror") for the Acquiror to assume the obligations of the Company with respect to any outstanding options or to provide substitute options, provided that the Board shall be under no obligation to do so and that, unless the Acquiror agrees otherwise, the Acquiror shall not be required to assume these obligations or to provide substitute options. There shall be no cancellation of options under this subsection 7.b if the Acquiror was an affiliate of the Company immediately prior to the event described in (i), (ii) or (iii) above or is a person, group or other entity which beneficially owned over 10% of the Company's outstanding voting stock immediately prior to the event.

     c. No Other Adjustments. Except for any issuance described in subsection 7.a, no issuance by the Company of shares of stock of any class or securities convertible into shares of any class of stock, or the conversion of such securities into shares of any class of stock, shall affect the number or price of shares of Common Stock subject to the option, and no adjustment by reason thereof shall be made.

     d. No Limitation on Company's Rights. Nothing in this Plan shall affect the right or power of the Company to adjust, reclassify, reorganize or change its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

8.  LEGAL COMPLIANCE: LISTING OR QUALIFICATION OF
SHARES

     The grant of any option under this Plan and the exercise thereof shall be conditioned upon the prior registration and/or qualification of the options and underlying shares under applicable federal and state securities laws, or the availability of exemptions therefrom. If at any time the Board shall determine that the listing or qualification of shares subject to any option on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable, the option may not be exercised in whole or in part unless that listing, qualification, consent or approval shall have been effected or obtained, free of any condition not acceptable to the Board.

9.  AMENDMENT AND TERMINATION

     The Board shall have complete power and authority to terminate or amend this Plan; provided, however, that the Board shall not, without the approval of the shareholders of the Company, amend this Plan in a manner that requires shareholder approval for continued compliance with, if applicable to this Plan or the Company, the rules of the California Commissioner of Corporations, Rule 16b-3 of the SEC, SECTIOIN 422 of the Code or any successor law or regulation. Except as provided in Section 7, no termination, modification or amendment of this Plan shall affect any option outstanding as of the date of that termination or amendment without the consent of the optionee. Unless sooner terminated, this Plan shall terminate on the date which

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is ten (10) years after the Board adopted this Plan.  No option may be granted under this Plan after this Plan is terminated.

10.  EFFECTIVENESS

     This Plan shall become effective immediately following the adoption of this Plan by the Board of Directors, provided that this Plan shall terminate if it is not approved by the shareholders of the Company within twelve (12) months of its adoption by the Board of Directors. Options granted under this Plan shall terminate and not be exercisable unless the shareholders of the Company approve this Plan within that twelve (12) month period.

11.  INFORMATION TO OPTIONEES

     The Company shall provide the optionees with copies of all annual reports and other information given to the Company's shareholders. In addition, the Company shall provide the optionees with that information which it is required to give them by law or pursuant to the rules of the California Commissioner of Corporations.

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